Others, net (Tables)	12 Months Ended
Dec. 31, 2022
Others, net
Schedule of other income (expense)

	For the Year Ended December 31,
	2020	2021	2022
	RMB	RMB	RMB
Investment income (1)	—	51,142	23,386
Investment impairment loss (2)	—	—	(17,798)
Tax benefit for value-added tax	5,287	4,436	11,956
Others	5,951	2,442	3,034
Total	11,238	58,020	20,578

(1) In 2022, the investment income is mainly attributable to the investment gain of RMB23.1 million from deconsolidation of Databook Tech Ltd (“Databook”) . In 2022, Databook, one of the Company’s subsidiaries, made a cash distribution to its shareholders, through which the Company received a portion of the cash distribution. At the same time, Databook also issued additional shares to one minority shareholder and changed the Company’s board seat in Databook to one director. The Company consequently became a minority shareholder of Databook and no longer has control over the Databook.

In 2018, the Group invested in preferred shares of Conflux Global (“Conflux”),which is a decentralized applications block-chain solution provider, with a consideration of cash in US$2,000 (RMB12,745). Conflux is a decentralized applications blockchain solution provider. These preferred shares invested are not considered in-substance ordinary shares and do not have readily determinable fair value, which are accounted for using the measurement alternative method. In 2021, the Group disposed 66.7% of the investment with an investment gain of RMB51.1 million realized in “Others, net” in the consolidated statements of comprehensive loss.

(2) In 2022, investment impairment loss mainly consisted of the impairment of long-term investment of RMB14,751 (Note 12) and impairment of investment in Conflux RMB3,047 due to market volatility.